U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported).............................................................................................................. April 21, 2009

PRIVATE MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-25067 (Commission file number)	87-0365673 (I.R.S. Employer Identification Number)

Calle de la Marina 14-16, Floor 18, Suite D, 08005 Barcelona, Spain

(Address of principal executive offices)

34-93-620-8090

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of New CEO

Effective April 21, 2009, Private Media Group, Inc. (the “Company”) appointed Ilan Bunimovitz as its Chief Executive Officer. Berth Milton, who was the CEO of Private since 2004, will continue to serve as President and Chairman of the Board.

Mr. Bunimovitz served as Executive Vice President of the Company’s Online Media Division since January 2009 and was appointed as a director in March 2009 pursuant to his Employment Agreement with the Company entered into in January 2009. The Employment Agreement was entered in connection with the previously reported acquisition of Game Link LLC and eLine LLC by the Company on January 20, 2009, companies engaged in the business of digital distribution of adult content over the Internet and online eCommerce development. Mr. Bunimovitz was the founder, chief operating officer and co-owner of Game Link LLC prior to its acquisition by the Company, which he operated since its founding in 1993.

For further information regarding Mr. Bunimovitz and his relationships with the Company, including the terms of his employment, see the Company’s Report on Form 8-K filed with the SEC on March 6, 2009, including the exhibits thereto, and Exhibit 2.1 to the Company’s Report on Form 8-K filed with the SEC on January 23, 2009, which Report and Exhibit 2.1 are incorporated herein by reference.

Departure of COO

Effective May 21, 2009, Peter Cohen will cease to be employed as the Company’s Chief Operating Officer. Under the terms of the Company’s employment agreement with Mr. Cohen, he is entitled to three months salary as a severance payment. No formal appointment has been made to replace Mr. Cohen as Chief Operating Officer. It is anticipated that other executives of the Company and its subsidiaries will assume operating responsibilities previously performed by Mr. Cohen.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed as part of this report:

2.1*	Agreement and Plan of Reorganization dated as of January 20, 2009, by and among Private Media Group, Inc., PRVT Acquisition Corp. I, PRVT Acquisition Corp II, Game Link LLC, eLine, LLC, Mama’s LLC, ThinkForward, Inc., GreenCine, Inc., Ilan Bunimovitz, Andrew Sullivan, Dennis Woo and Peter Marinac.

10.1**	Employment Agreement dated as of January 20, 2009, by and among Ilan Bunimovitz, Game Link LLC and Private Media Group, Inc.

*	Incorporated by reference from the Company’s Report on Form 8-K filed with the SEC on January 23, 2009.
**	Incorporated by reference from the Company’s Report on Form 8-K filed with the SEC on March 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE MEDIA GROUP, INC. (Registrant)

Date: April 24, 2009	/s/ Johan Gillborg
Johan Gillborg, Chief Financial Officer